UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2014

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 25, 2014, Premier, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the three months and fiscal year ended June 30, 2014. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

As discussed in the press release, the Company held a conference call and webcast on August 25, 2014. Supplemental slides referenced during the conference call and webcast were available on the Company’s website for viewing by call participants. A transcript of the call together with supplemental slides referenced during the conference call are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

As noted above, the Company held a conference call and webcast on August 25, 2014, to discuss the Company’s operating results for the three months and fiscal year ended June 30, 2014. A copy of the press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call, is attached as Exhibit 99.1 to this Current Report on From 8-K. A transcript of the call together with supplemental slides referenced during the conference call are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Also, on August 25, 2014, the Company announced that its subsidiary, Premier Healthcare Solutions, Inc., had entered into a definitive agreement and plan of merger to acquire Aperek, Inc. Aperek is a provider of web-based analytics and savings solutions for the healthcare supply chain. A copy of the press release regarding the acquisition is furnished as part of Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.

* * *

The information discussed under Item 2.02 and Item 7.01 above, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On August 25, 2014, the Company announced that its subsidiary, Premier Healthcare Solutions, Inc., had entered into a definitive agreement and plan of merger to acquire Aperek, Inc. for $48.5 million in cash, subject to potential purchase price adjustment for working capital at the time of closing. Aperek is a provider of web-based analytics and savings solutions for the healthcare supply chain. The acquisition is anticipated to close during the Company’s 2015 first fiscal quarter ended September 30, 2014, subject to the satisfaction of certain customary closing conditions.

The information discussed under this Item 8.01 shall be the only portion of this Current Report on Form 8-K that shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Premier, Inc., dated August 25, 2014.

99.2	Transcript of conference call of Premier, Inc., dated August 25, 2014.

99.3	Supplemental slides provided in connection with the fourth quarter 2014 earnings call of Premier, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
Name:	Susan D. DeVore
Title:	Chief Executive Officer and President

Date: August 28, 2014